Related party transactions	12 Months Ended
Dec. 31, 2022
Disclosure of transactions between related parties [abstract]
Related party transactions
26. Related party transactions
Key management includes directors (executive and non-executive), officers and senior management. The compensation paid or payable to key management for employee services, including amortization of share-based payments, is shown in the table below. In 2022, the salaries and other short-term employee benefits paid or payable to key management are $9,008 (2021 – $8,557), which is included in total employee benefits of $34,973 (2021 – $34,171) recognized in general and administrative expenses, employee benefit plan expenses and share-based compensation expenses in the statement of operations.

	2022	2021

Salaries and other short-term employee benefits	$9,008	$8,557
Employee benefit plan	472	377
Share-based payments	7,450	6,626
Termination benefits	1,413	441
	$18,343	$16,001